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                                                                    EXHIBIT 10.3

                             XACCT TECHNOLOGIES LTD.

                             2000 SHARE OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Share Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board and, to the extent required by Applicable Laws, the Audit Committee.

        (b) "APPLICABLE LAWS" means the requirements relating to the administration of share option plans under Israeli corporate and securities laws, U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any country or jurisdiction where Options are granted under the Plan.

        (c) "AUDIT COMMITTEE" means the Audit Committee of the Company.

        (d) "BOARD" means the Board of Directors of the Company.

        (e) "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

        (f) "COMPANY" means XACCT Technologies Ltd., a corporation incorporated under the laws of the State of Israel.

        (g) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

        (h) "DIRECTOR" means a member of the Board, but shall not include members of the Board who are "independent directors" within the meaning of the Israeli Companies Law 5757-1999.

        (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following

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the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (k) "FAIR MARKET VALUE" means, as of any date, the value of a Share determined as follows:

            (i) If the Shares are listed on the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, their Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

            (ii) If the Shares are listed on the Tel Aviv Stock Exchange, but are not traded on the Nasdaq National Market or The Nasdaq Small Cap Market, their Fair Market Value shall be the closing sales price for such Shares (or the closing bid if no sales were reported) as quoted on such exchange for the last market trading day prior to the time of determination, as reported in GLOBES, HAARETZ or such other source as the Administrator deems reliable;

            (iii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, their Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;

            (iv) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.


        (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (n) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (o) "OPTION" means a share option granted pursuant to the Plan.

        (p) "OFFICE HOLDER" means an "office holder" within the meaning of the Israeli Companies Law 5757 - 1999.

        (q) "OPTION AGREEMENT" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

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        (r) "OPTIONED SHARES" means the Shares subject to an Option.

        (s) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

        (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (u) "PLAN" means this 2000 Share Option Plan.

        (v) "SERVICE PROVIDER" means an Employee, Director or Consultant.

        (w) "SHARE" means a share of the Company's Ordinary Shares having a nominal value of NIS 0.04, as adjusted in accordance with Section 12 below.

        (x) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 5,300,000 Shares. The Shares may be authorized, but unissued, or reacquired (dormant shares).

        If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated), PROVIDED, however, that Shares that have actually been issued and fully paid for under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. ADMINISTRATION OF THE PLAN.


        (a) PROCEDURE. The Plan shall be administered by the Administrator.


        (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

            (iii) to determine the number of Shares to be covered by each such award granted hereunder;

            (iv)   approve forms of agreement for use under the Plan;

            (v) to determine the terms and conditions of any Option granted hereunder;

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            (vi)   to determine whether and under what circumstances an Option may be settled in cash under subsec tion 9(e) instead of Shares;

            (vii) to reduce the exercise price of any Option to the then current Fair Market Value (or the nominal value of the Shares, if higher than the Fair Market Value), if the Fair Market Value of the Shares covered by such Option has declined since the date the Option was granted;

            (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

            (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

        (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. LIMITATIONS.

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

            (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

            (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 3,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

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            (iv)   If an Option is cancelled in the same fiscal year of the
Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

            (i)    In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B)granted to any Employee other than an Employee described in the preceding subparagraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price (other than as required above) of less than 100% of Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan, (4) any other type of consideration permitted by Applicable Laws, or (5) any combination of the foregoing methods of payment. To the

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extent that the consideration paid for the Shares is denominated in a currency other than New Israeli Shekels, the exchange rate to be used to obtain a New Israeli Shekel value of such consideration shall be the noon buying rate as reported by the Federal Reserve Bank of New York (expressed in shekels per unit of non-Israeli currency) on the date of grant of the Option. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10. EXERCISE OF OPTION AND/OR TRUSTEE.

        (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Options shall become exercisable at a rate to be determined by the Administrator. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in (i) the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse, or (ii) the name of the Optionee to the Trustee (as defined in paragraph (e) below), if applicable, to be held by the Trustee on behalf of Optionee if so required by Applicable Laws. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the

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Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination.

        (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Appointment of Trustee. In the event that the Company chooses to elect a Trustee with respects to Options issued to Israeli Employees, the Options which shall be granted to Optionees shall be issued to the Trustee nominated by the Board (the "TRUSTEE") and held for the benefit of the Optionees from the date of grant.

            Anything to the contrary notwithstanding, neither the Company nor the Trustee shall release any Options and/or any Shares issued upon exercise of Options, prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him and/or any Shares issued upon exercise of such Options.

            Optionee's signature on the Option Agreement (as such term is defined in Section 2(q)) shall be construed as an undertaking of the Optionee to release the Trustee from any liability in respect of any action or decision duly taken and BONA FIDE executed in relation with the 2000 Share Option Plan, or any Option or Share granted to him thereunder.

     11. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner

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other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

        (a) CHANGES IN CAPITALIZATION. In the event the Shares shall be subdivided or combined into a greater or smaller number of Shares or if, upon a reorganization, recapitalization or the like, the Shares shall be exchanged for other securities of the Company, each Optionee shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company as were exchangeable for the number of Shares of the Company which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange.

        In the event that the Company shall issue any of its Shares or other securities as bonus shares or a stock dividend upon or with respect to any Shares which shall at the time be subject to an Option hereunder, each Optionee upon exercising such Option shall be entitled to receive (for the purchase price payable upon such exercise), the Shares as to which he or she is exercising such Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such bonus shares or stock dividend were declared, and such amount of Shares (and the amount in lieu of fractional Shares) as is equal to the Shares which he would have received had he been the holder of the Shares as to which he is exercising his Option at all times between the date of the granting of such Option and the date of its exercise.

        Upon the occurrence of any of the foregoing events, the class and aggregate number of Shares or other securities issuable pursuant to the Plan, in respect of which Options have not yet been granted, shall also be appropriately adjusted to reflect the events specified above. If the Company offers the holders of the Shares, or of any other class of security for which the Options are then exercisable, rights to purchase securities of the Company, then the Company shall offer the same rights to the Optionees as if they had exercised their Options on the record date with respect to such rights offering.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which it would not otherwise be

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vested or exercisable. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Optioned Shares immediately prior to the merger or sale of assets, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely ordinary shares (or their equivalent) of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely ordinary shares (or their equivalent) of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of in the merger or sale of assets.

     13. DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

     14. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may at any time, but after consultation with the Trustee, if such Trustee has been nominated, amend, alter, suspend or terminate the Plan.

        (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

        (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Option grants to Office Holders shall also be subject to approval by the shareholders of the Company. In each case, such shareholder approval shall be obtained in the manner and to the degree, if any, required under Applicable Laws and the Articles of Association of the Company.

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                             XACCT TECHNOLOGIES LTD.

                             2000 SHARE OPTION PLAN

                             STOCK OPTION AGREEMENT

                            FOR NON-ISRAELI OPTIONEES

     Unless otherwise defined herein, the terms defined in the 2000 Share Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [OPTIONEE'S NAME AND ADDRESS]

     The undersigned Optionee has been granted an Option to purchase Ordinary Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Number                          _________________________

         Date of Grant                         _________________________

         Vesting Commencement Date             _________________________

         Exercise Price per Share             $________________________

         Total Number of Shares Granted        _________________________

         Total Exercise Price                 $________________________

         Type of Option                        ___ Incentive Stock Option

                                               ___ Nonstatutory Stock Option

         Term/Expiration Date:                 _________________________

VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST ONE YEAR AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER ON THE SAME DAY OF THE MONTH AS THE VESTING COMMENCEMENT DATE, SUBJECT TO OPTIONEE'S CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES.]

     TERMINATION PERIOD:

     This Option shall be exercisable for [THREE MONTHS] after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for [ONE YEAR] after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

        (A) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

        (B) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

        (A) cash or check;

        (B) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

        (C) surrender of other Shares, provided Shares acquired from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7. TAX OBLIGATIONS.

        (A) WITHHOLDING TAXES. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

        (B) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     9. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS

CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                       XACCT TECHNOLOGIES LTD.

________________________________               ______________________________
Signature                                      By


________________________________               ______________________________
Print Name                                     Title


________________________________

________________________________
Residence Address

                                    EXHIBIT A

                             2000 SHARE OPTION PLAN

                                 EXERCISE NOTICE

XACCT Technologies Ltd.
[ADDRESS]

Attention: [TITLE]

     1. EXERCISE OF OPTION. Effective as of today,--------------- ,-------- , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of XACCT Technologies Ltd. (the "Company") under and pursuant to the 2000 Share Option Plan (the "Plan") and the Stock Option Agreement dated___________ , ______ (the "Option Agreement").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.


     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     8. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.

     9. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                           Accepted by:

OPTIONEE                                XACCT TECHNOLOGIES LTD.


______________________________          ________________________________
Signature                               By


______________________________          ________________________________
Print Name                              Title

ADDRESS:                                ADDRESS:

______________________________          ________________________________

______________________________          ________________________________


                                        ________________________________
                                        Date Received

                             XACCT TECHNOLOGIES LTD.

                             2000 SHARE OPTION PLAN

                             SHARE OPTION AGREEMENT

                              FOR ISRAELI OPTIONEES

     Unless otherwise defined herein, the terms defined in the 2000 Share Option Plan shall have the same defined meanings in this Share Option Agreement.

I.   NOTICE OF SHARE OPTION GRANT

     [OPTIONEE'S NAME AND ADDRESS]

     The undersigned Optionee has been granted an Option to purchase Ordinary Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Number                                _________________________

         Date of Grant                               _________________________

         Vesting Commencement Date                   _________________________

         Exercise Price per Share                    $________________________

         Total Number of Shares Granted               _________________________

         Total Exercise Price                        $________________________

         Term/Expiration Date:                       _________________________



VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48TH OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER ON THE SAME DAY OF THE MONTH AS THE VESTING COMMENCEMENT DATE, SUBJECT TO OPTIONEE'S CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES.]

TERMINATION PERIOD:

     This Option shall be exercisable for [THREE MONTHS] after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for [ONE YEAR] after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     2. EXERCISE OF OPTION.

        (A) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

        (B) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise complies with Applicable Laws. As set forth in
Section 10 of the Plan, Shares issued pursuant to the exercise of this option will be issued (i) in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse, or (ii) the name of the Optionee to the Trustee (as defined below), if applicable, to be held by the Trustee on behalf of the Optionee to the extent required by Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        In the event that the Company chooses to elect a Trustee, the Options which shall be granted to Optionees shall be issued to the Trustee nominated by the Board (the "TRUSTEE") and held for the benefit of the Optionees from the date of grant.

        Anything to the contrary notwithstanding, neither the Company nor the Trustee shall release any Options and/or any Shares issued upon exercise of Options, prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him and/or any Shares issued upon exercise of such Options.

        The Optionee's signature on this Option Agreement shall be construed as an undertaking of the Optionee to release the Trustee from any liability in respect of any action or decision duly taken and BONA FIDE executed in relation with teh Plan, or any Option or Share granted to him thereunder.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (A) cash or check; or

        (B) consideration received by the Company under a formal cashless exercise program adopted by the Company in its sole and absolute discretion in connection with the Plan.

     4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7. TAX CONSEQUENCES. Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee, if applicable, or the Optionee) hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee (if applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. The Optionee shall agree to indemnify the Company and/or the Trustee, if applicable, and hold it harmless against and from any such tax or interest or penalty therefrom, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee. The Company and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

     8. ENTIRE AGREEMENT; GOVERNING LAW; DISPUTES. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement and the Plan shall be governed by and construed in accordance with the laws of the State of Israel and, subject to the provisions of the next paragraph, the competent courts in the Tel Aviv district of Israel shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.

        As a condition of the granting of the Option, the Employee and the Employee's successors and assigns agree that any dispute or disagreement that shall arise under or as a result of this Agreement shall be determined by the Board of Directors of the Company (the "Board"), or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

     9. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR ANY RELATED COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee is aware and agrees that the Company intends to issue additional shares in the future to various entities and individuals, including preferred shares that will entitle their holder to preferred rights over the holder of Ordinary Shares, as the Company in its sole discretion shall determine. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                   XACCT TECHNOLOGIES LTD.

________________________________           __________________________________
Signature                                  By


________________________________           __________________________________
Print Name                                 Title


________________________________

________________________________
Residence Address

                                    EXHIBIT A

                             2000 SHARE OPTION PLAN

                                 EXERCISE NOTICE

XACCT Technologies Ltd.
[ADDRESS]

Attention: [TITLE]

     1. EXERCISE OF OPTION. Effective as of today,_________________,______ , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ Ordinary Shares (the "Shares") of XACCT Technologies Ltd. (the "Company") under and pursuant to the 2000 Share Option Plan (the "Plan") and the Share Option Agreement dated____________ ,_______(the "Option Agreement").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.


     6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     8. GOVERNING LAW; SEVERABILITY; DISPUTES. This Agreement and the Plan shall be governed by and construed in accordance with the laws of the State of Israel and, subject to the provisions of the next paragraph, the competent courts in the Tel Aviv district of Israel shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.

        As a condition of the granting of the Option, the Employee and the Employee's successors and assigns agree that any dispute or disagreement that shall arise under or as a result of this Agreement shall be determined by the Board of Directors of the Company (the "Board"), or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

     9. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Option's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                              Accepted by:

OPTIONEE                                   XACCT TECHNOLOGIES  LTD.

_____________________________              ___________________________________
Signature                                  By


_____________________________              ___________________________________
Print Name                                 Title

ADDRESS:                                   ADDRESS:


_____________________________              ____________________________________

_____________________________              ____________________________________


                                           ____________________________________
                                           Date Received


                                       2